UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2014

PLC SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

PLC Systems Inc. 459 Fortune Boulevard Milford, Massachusetts	01757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2014, PLC Systems Inc. (the “Company”) amended (i) that certain Securities Purchase Agreement, dated as of February 22, 2013, as amended to date (as amended, the “February Purchase Agreement”), between the Company and the purchasers named therein and (ii) that certain that certain Securities Purchase Agreement, dated as of September 18, 2013, as amended to date (as amended, the “September Purchase Agreement” and together with the February Purchase Agreement, the “2013 Purchase Agreements”), between the Company and the purchasers named therein, to delete Section 4.12 (Participation in Future Financing), Section 4.14 (Purchase Price Reset), Section 4.15 (Most Favored Nation Provision), Section 4.20 (Variable Rate Transaction) and Section 4.23 (Piggy Back Registrations) of each of the 2013 Purchase Agreements, by entering into an Amendment with certain investors holding at least 60% of the outstanding shares common stock sold under the February Purchase Agreement and the September Purchase Agreement.

On September 11, 2014, the Company amended that certain Securities Purchase Agreement, dated as of February 22, 2011, as amended to date (as amended, the “2011 Purchase Agreement”), between the Company and the purchasers named therein to delete Section 4.18 (Piggyback Registration Rights) of the 2011 Purchase Agreement, by entering into an Amendment with certain investors holding at least a majority in interest of the outstanding securities sold under the 2011 Purchase Agreement.

The foregoing description of the Amendment to the 2013 Purchase Agreements and the Amendment to the 2011 Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Amendments, a copy of which is filed with this Current Report as Exhibit 10.1 and Exhibit 10.2, which are incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

10.1

Amendment, dated as of September 10, 2014, to the Securities Purchase Agreement, dated as of February 22, 2013, as amended, between PLC Systems Inc. and the purchasers named therein, and to the Securities Purchase Agreement, dated as of September 18, 2013, as amended, between PLC Systems Inc. and the purchasers named therein.

10.2	Amendment, dated as of September 11, 2014, to the Securities Purchase Agreement, dated as of February 22, 2011, as amended, between PLC Systems Inc. and the purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2014	PLC SYSTEMS INC.

	By:	/s/ Gregory W. Mann
Gregory W. Mann
Chief Financial Officer